EXHIBIT 99.1

Golden Matrix Achieves Record Revenues Exceeding $44 Million in Fiscal 2023

LAS VEGAS, NV, November 21, 2023 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“GMGI” or the “Company”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems, and gaming content, today announced that pursuant to preliminary revenue estimates, it achieved record revenues of more than $44 million for the Company’s fiscal year ended October 31, 2023, which represents, an approximately 22% improvement on revenues of $36 million in fiscal 2022.

The Company also said that pursuant to preliminary revenue estimates, it had achieved record revenues of $11.7 million in the fourth fiscal quarter.

“We are extremely pleased with the consistent progress made during this past year,” said GMGI CEO, Brian Goodman, who continued, “Our core B2B platform for operators throughout the Asia Pacific region remains strong, and we have benefitted from an acceleration of growth, with greater profitability, in the Company’s B2C segment, UK-based RKings Competitions Ltd. Also, our B2C Mexican casino, MEXPLAY, was launched and operating in the second half of the year and showed quarter on quarter improvements in customer deposits and player participation.”

Mr. Goodman also noted that the Company continues to generate positive cash flow, with preliminary estimates showing cash-on-hand increasing 14% as of the end of fiscal ’23, compared to the end of fiscal ’22.

The Company also notes that the preliminary proxy statement related to the planned acquisition of the MeridianBet Group has been filed with the Securities and Exchange Commission (SEC). “We look forward to the closing of this strategic acquisition,” concluded Mr. Goodman, who continued, “We believe the combined enterprise will be a highly competitive participant in gaming markets worldwide, offering casino games, sports betting and tournament competitions in multiple jurisdictions.”

Further information on financial results for the fiscal year ended October 31, 2023 will be available in GMGI’s Annual Report on Form 10-K filing, which is expected to be filed with the SEC on or before January 29, 2024.

Preliminary Results of Operations

The preliminary results for the year ended October 31, 2023 described above are an estimate, based on information available to management as of the date of this release, and are subject to further changes upon completion of the Company’s standard quarter-end/year-end closing procedures. Such financial results for the year ended October 31, 2023  and related comparisons to prior periods included in this release are preliminary and have not been reviewed or audited. This press release does not present all necessary information for an understanding of the Company’s financial condition as of the date of this release, or its results of operations for the year ended October 31, 2023. As the Company completes its quarter-end/year-end financial close process and finalizes its financial statements for the quarter/year, it will be required to make significant judgments in a number of areas. It is possible that the Company may identify items that require it to make adjustments to the preliminary financial information set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary data. The Company does not intend to update such financial information prior to the release of its final financial statement information for the year ended October 31, 2023, which is currently scheduled to be released prior to January 29, 2024.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, including, but not limited to, the Company’s preliminary revenue results for the year ended October 31, 2023 and whether actual financial results for the year ended October 31, 2023 will differ materially from the preliminary results reported above; the ability of the parties to close the Meridian Bet Purchase Agreement, as amended (the “Purchase Agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of Meridian Bet Group or GMGI (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq for the continued listing of GMGI’s common stock on Nasdaq post-closing) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the Meridian Bet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by GMGI at the closing, which approvals they may not provide and/or may condition on other events; the ability to obtain approval by the GMGI’s shareholders; potential lawsuits regarding the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, high interest rates and inflation and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); GMGI’s expectations for future growth, revenues, and profitability; GMGI’s expectations regarding future plans and timing thereof; GMGI’s reliance on its management; the fact that GMGI’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over GMGI following the completion of the acquisition of Meridian Bet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI’s operations and prospects; GMGI’s ability to protect proprietary information; the ability of GMGI to compete in its market; the status of GMGI’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, GMGI’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GMGI’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI’s Annual Report on Form 10-K for the year ended October 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended July 31, 2023, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a definitive proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection with the Purchase Agreement and certain other matters, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any definitive proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from GMGI at its website, https://goldenmatrix.com/investors-overview/. Documents filed with the SEC by GMGI will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to GMGI at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103; ir@goldenmatrix.com, or (702) 318-7548, respectively.

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Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of GMGI in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about GMGI’s directors and executive officers and their ownership of GMGI is available in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on August 22, 2023.

The sellers, Meridian Bet Group, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from GMGI’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the definitive proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GMGI using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Golden Matrix Group

Contact: Scott Yan

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